OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Supplement dated February 17, 2009 to the

Prospectus dated October 28, 2008

This supplement amends the Prospectus of Oppenheimer Gold & Special Minerals Fund (the "Fund") dated October 28, 2008.

The charts "Shareholder Fees" and "Annual Fund Operating Expenses" and the footnotes that follow them, on page 8, are deleted in their entirety and replaced by the following:

Shareholder Fees (paid directly from your investment)
	Class A Shares	Class B Shares	Class C Shares	Class N Shares
Maximum sales charge (Load) on purchases (as % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Chare (Load) (as % of the lower of the original offering price or redemption proceeds)	None[1]	5%[2]	1%[3]	1%[4]

Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)
	Class A Shares	Class B Shares	Class C Shares	Class N Shares
Management Fees	0.64%	0.64%	0.64%	0.64%
Distribution and/or Service (12b-1) Fees	0.25%	0.99%	0.99%	0.49%
Other Expenses[5]	0.17%	0.23%	0.19%	0.26%
Total Annual Operating Expenses	1.06%	1.86%	1.82%	1.39%

1. A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions. See "Choosing a Share Class" for details.
2. Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.
5. "Other expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. The Transfer Agent has voluntarily agreed to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended June 30, 2008, the "Other Expenses" and "Total Annual Operating Expenses" the transfer agent fee did not exceed that expense limitation. The Fund also receives certain credits from the Fund's custodians that, during the fiscal year, reduced its custodial expenses for all share classes by less than 0.01% of average daily net assets. The Manager has voluntarily agreed to waive fees and/or reimburse Fund expenses in amounts equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended June 30, 2008, the amount of that indirect fee was less than 0.01%.

February 17, 2009

PS0410.032